Borrowings (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Borrowings
Amounts due within one year	$ 188,167	$ 156,645
Less: unamortized deferred loan/bond issuance costs	(8,800)	(9,197)
Borrowings, current portion	179,367	147,448
Amounts due after one year	2,399,849	2,543,357
Plus: unamortized premium		1,304
Less: unamortized deferred loan/bond issuance costs	(31,660)	(40,083)
Borrowings, non-current portion	2,368,189	2,504,578
Total	$ 2,547,556	$ 2,652,026